UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019
___________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________
Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
___________________________________________________________________________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, Arizona		85027
(Address of principal executive offices)		(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 7.01	REGULATION FD DISCLOSURE
The information in this Current Report that is furnished under this Item 7.01 and Item 9.01, including the exhibits hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
During the first quarter of 2019, Knight-Swift Transportation Holdings Inc. (the “Company”) reorganized its reportable segments to reflect management’s revised reporting structure of its reportable segments.
Under this revised reporting structure, beginning with the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, we will present three reportable segments, as follows:

•	The Trucking segment will include the results of the previously-reported Knight Trucking, Swift Truckload, Swift Dedicated, and Swift Refrigerated segments.

•
The Logistics segment will include the results of the Knight brokerage and Swift logistics businesses which were previously included within the Knight Logistics and Swift non-reportable segments, respectively.

•
The Intermodal segment will include the results of the previously-reported Swift Intermodal segment and the results of the Knight intermodal business, which was previously included in the Knight Logistics segment.

We expect our non-reportable segments will continue to include support services that Swift's subsidiaries provide to customers and independent contractors (including repair and maintenance shop services, equipment leasing, and insurance), as well as certain legal settlements and accruals, amortization of intangibles related to the 2017 merger between Swift Transportation Company and Knight Transportation, Inc., and certain other corporate expenses. Additionally, we expect our non-reportable segments will include Knight's equipment leasing and warranty services to independent contractors, warehousing activities, and trailer parts manufacturing, which were previously reported within the Knight Logistics segment.
As a result of the above-noted segment reorganization, on March 7, 2019, the Company posted on its website (investor.knight-swift.com/events) schedules providing unaudited recast quarterly financial information and operating statistics by segment, which reflect these changes as if the segment reorganization was effective January 1, 2017.  These unaudited schedules recast the financial information and operating statistics for the quarterly periods ended March 31, 2017 through December 31, 2018 and for the years ended December 31, 2017 and 2018.  The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect our reported net income, earnings per share, total assets, or stockholders' equity for any of the previously reported periods, nor does it reflect any subsequent information or events, other than as required to reflect the segment reorganization described above. The unaudited quarterly historical schedules are attached to this Current Report as Exhibit 99.1 through Exhibit 99.4 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99.1	Consolidated Adjusted Operating Income And Adjusted Operating Ratio (Unaudited)
Exhibit 99.2	Quarterly Financial Information by Segment (Unaudited)
Exhibit 99.3	Quarterly Operating Statistics by Reportable Segment (Unaudited)
Exhibit 99.4	Quarterly Adjusted Operating Ratio by Reportable Segment (Unaudited)

The information in this report and the exhibits hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements, including those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	March 7, 2019	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer